UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

TheAltmanGroup


                                                                   April 6, 2010


                                  URGENT MATTER

Re:  Your Investment In The CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF

Dear Shareholder,

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in Claymore/MAC Global Solar Energy Index ETF.

Please contact me immediately at 1-866-796-1290 EXT. 6373 (or 201-806-7323) -
Monday through Friday 9 a.m. to 11 p.m. Eastern Time. This matter is very important whether you continue to maintain an investment in the fund or not, but will take only a moment of your time. The Altman Group has been engaged by Claymore to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

/s/ Frederick M. Bonnell
-------------------------------
Frederick M. Bonnell
Shareholder Services

                                                                    [TAGID HERE]

Claymore Advisors, LLC has borne all costs and expenses related to the preparation and distribution of these additional proxy materials and will continue to do so during the term of the Interim Advisory Agreement (as defined in the proxy statement).

--------------------------------------------------------------------------------
         The Altman Group, Inc., 60 East 42nd Street, New York, NY 10165

TheAltmanGroup


                                                                   April 6, 2010


                                  URGENT MATTER

Re:  Your Investment In The CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF

Dear Shareholder,

We have attempted to contact you numerous times regarding an important matter pertaining to your investment in Claymore/Delta Global Shipping Index ETF.

Please contact me immediately at 1-866-796-1290 EXT. 6373 (or 201-806-7323) -
Monday through Friday 9 a.m. to 11 p.m. Eastern Time. This matter is very important whether you continue to maintain an investment in the fund or not, but will take only a moment of your time. The Altman Group has been engaged by Claymore to contact you. This is not a scam and no personal information is required when calling.

Thank you in advance for your assistance with this matter.

Sincerely,

/s/ Frederick M. Bonnell
-------------------------------
Frederick M. Bonnell
Shareholder Services

                                                                    [TAGID HERE]

Claymore Advisors, LLC has borne all costs and expenses related to the preparation and distribution of these additional proxy materials and will continue to do so during the term of the Interim Advisory Agreement (as defined in the proxy statement).

--------------------------------------------------------------------------------
         The Altman Group, Inc., 60 East 42nd Street, New York, NY 10165